UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 06, 2010

EWORLD INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Florida	333-130707	65-0855736
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2580 Anthem Village Drive
Henderson, Nevada 89052.
_______________________________________
(Address of principal executive offices)(Zip Code)

(702 588 5971)
_______________________________
(Registrant’s telephone number, including area code)

Not applicable
________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 02, 2010, Eworld Interactive, inc. (the “Company”) advised Perfect CPA Partnership of Building No.1, Lane 333, Riverside Garden, Hanzhong Road, Shanghai City, China (the “Former Auditor”),  that is was dismissed as the Company’s independent registered public accounting firm.  The reports of the Former Auditor on the Company’s consolidated financial statements for the years ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

On August 02, 2010 the Company hired DeJoya Griffith and Company, LLC as its new independent registered public accounting firm.  DeJoya Griffith and Company, LLC is located at 2580 Anthem Village Drive, Henderson, Nevada 89052 with telephone number of 702 563 1600 and fax number of 702 920 8049.

(c) Exhibits

Exhibit No. 16.2                                Letter from Perfect CPA Partnership dated 06 August, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eworld Interactive, Inc.

Dated: August 6, 2010	By: /s/ Gerry Shirren
Gerry Shirren
Title: President